                                                                      Exhibit 21

SUBSIDIARIES OF REGISTRANT

                                                                                                       % of Voting
                                                                                                        Securities
                                                                                                      Owned by its
                                                                                   Jurisdiction of       Immediate
Name of Corporation (1)                                                              Incorporation          Parent(2)
------------------------------------------------------------------------------------------------------------------
American International Group, Inc. (Registrant)                                           Delaware            (3)
    AIG Assurance Canada                                                                    Canada            100%(4)
    AIG Aviation, Inc.                                                                     Georgia            100%
    AIG Bulgaria Insurance and Reinsurance Company AD                                     Bulgaria            100%
    AIG Capital Corp.                                                                     Delaware            100%
    AIG Capital Management Corp.                                                          Delaware            100%
    AIG Claim Services, Inc.                                                              Delaware            100%
    AIG Consumer Finance Group, Inc.                                                      Delaware            100%
        AIG Bank Polska S.A.                                                                Poland          97.23%
        AIG Credit S.A.                                                                     Poland            100%
        Compania Financiera Argentina S.A.                                               Argentina          95.62%
    AIG Credit Corp.                                                                      Delaware            100%
        A.I. Credit Corp.                                                            New Hampshire            100%
        Imperial Premium Finance, Inc.                                                  California            100%
        Imperial Premium Finance, Inc.                                                    Delaware            100%
    AIG Finance Holdings, Inc.                                                            New York            100%
        AIG Finance (Hong Kong) Limited                                                  Hong Kong            100%
    AIG Financial Products Corp.                                                          Delaware            100%
        AIG Matched Funding Corp.                                                         Delaware            100%
        Banque AIG                                                                          France             90%(5)
    AIG Funding, Inc.                                                                     Delaware            100%
    AIG Global Investment Group, Inc.                                                     Delaware            100%
        AIG Capital Partners, Inc.                                                        Delaware            100%
        AIG Global Investment Corp.                                                     New Jersey            100%
    AIG Global Real Estate Investment Corp.                                               Delaware            100%
    AIG Global Trade & Political Risk Insurance Company                                 New Jersey            100%
    AIG Golden Insurance Ltd.                                                               Israel          50.01%
    AIG Life Insurance Company                                                            Delaware           78.9%(6)
    AIG Life Insurance Company of Canada                                                    Canada            100%
    AIG Life Insurance Company of Puerto Rico                                          Puerto Rico            100%
    AIG Marketing, Inc.                                                                   Delaware            100%
    AIG Memsa, Inc.                                                                       Delaware            100%
        Tata AIG General Insurance Company Ltd.                                              India             26%
    AIG Private Bank Ltd.                                                              Switzerland            100%
    AIG Risk Management, Inc.                                                             New York            100%
    AIG Star Life Insurance Co., Ltd.                                                        Japan            100%(4)
    AIG Trading Group Inc.                                                                Delaware            100%
        AIG International Inc.                                                            Delaware            100%
    AIU Insurance Company                                                                 New York             52%(7)
    AIU North America, Inc.                                                               New York            100%
    American General Corporation                                                             Texas            100%
        AGC Life Insurance Company                                                        Missouri            100%
           AIG Life of Bermuda, Ltd.                                                       Bermuda            100%
           All American Life Insurance Company                                            Illinois            100%
           American General Bancassurance Services, Inc.                                  Illinois            100%
               WSMRP, Ltd.                                                          Turks & Caicos            100%
           American General Life and Accident Insurance Company                          Tennessee            100%
           North Central Life Insurance Company                                          Minnesota            100%
               North Central Caribbean Life, Ltd.                                            Nevis            100%
           The Old Line Life Insurance Company of America                                Wisconsin            100%
           The United States Life Insurance Company in the City of New York               New York            100%
           American General Life Insurance Company                                           Texas            100%
               American General Annuity Service Corporation                                  Texas            100%

                                                                                                       % of Voting
                                                                                                        Securities
                                                                                                      Owned by its
                                                                                   Jurisdiction of       Immediate
Name of Corporation (1)                                                              Incorporation          Parent(2)
------------------------------------------------------------------------------------------------------------------
           American General Life Companies                                                Delaware            100%
           American General Life Insurance Company of New York                            New York            100%
           The Variable Annuity Life Insurance Company                                       Texas            100%
               The Variable Annuity Marketing Company                                        Texas            100%
               American General Retirement Services Company                                  Texas            100%
               VALIC Trust Company                                                           Texas            100%
       American General Property Insurance Company                                        Tennessee          51.85%(8)
           American General Property Insurance Company of Florida                          Florida            100%
       The Franklin Life Insurance Company                                                Illinois            100%
           The American Franklin Life Insurance Company                                   Illinois            100%
           Franklin Financial Services Corporation                                        Delaware            100%
        AIG Annuity Insurance Company                                                        Texas            100%
    American General Asset Management Corp.                                               Delaware            100%
    American General Enterprise Services, Inc.                                            Delaware            100%
    American General Finance, Inc.                                                         Indiana            100%
        AGF Investment Corp.                                                               Indiana            100%
        American General Auto Finance, Inc.                                               Delaware            100%
        American General Finance Corporation                                               Indiana            100%
           American General Finance Group, Inc.                                           Delaware            100%
               The National Life and Accident Insurance Company                              Texas            100%
                   CommoLoCo, Inc.                                                     Puerto Rico            100%
           Merit Life Insurance Co.                                                        Indiana            100%
           Yosemite Insurance Company                                                      Indiana            100%
        American General Financial Services of Alabama, Inc.                               Alabama            100%
        HSA Residential Mortgage Services of Texas, Inc.                                  Delaware            100%
    American General Investment Holding Corporation                                       Delaware            100%
    American General Investment Management Corporation                                    Delaware            100%
    American General Realty Investment Corporation                                           Texas            100%
    American General Assurance Company                                                    Illinois            100%
        American General Indemnity Company                                                Nebraska            100%
        USLIFE Credit Life Insurance Company of Arizona                                    Arizona            100%
    American General Life Insurance Company of Pennsylvania                           Pennsylvania            100%
    Knickerbocker Corporation                                                                Texas            100%
American Home Assurance Company                                                           New York            100%
    AIG Hawaii Insurance Company, Inc.                                                      Hawaii            100%
    American International Insurance Company                                              New York            100%
        American International Insurance Company of California, Inc.                    California            100%
        American International Insurance Company of New Jersey                          New Jersey            100%
        Minnesota Insurance Company                                                      Minnesota            100%
    American International Realty Corp.                                                   Delaware          31.47%(9)
    Pine Street Real Estate Holdings Corp.                                           New Hampshire          31.47%(9)
    Transatlantic Holdings, Inc.                                                          Delaware          33.77%(10)
        Transatlantic Reinsurance Company                                                 New York            100%
           Putnam Reinsurance Company                                                     New York            100%
           Trans Re Zurich                                                             Switzerland            100%
American International Group Data Center, Inc.                                       New Hampshire            100%
American International Life Assurance Company of New York                                 New York          77.52%(11)
American International Reinsurance Company Limited                                         Bermuda            100%
    American International Assurance Company, Limited                                    Hong Kong            100%
        American International Assurance Company (Australia) Limited                     Australia            100%
    American International Assurance Company (Bermuda) Limited                             Bermuda            100%
        American International Assurance Co. (Vietnam) Limited                             Vietnam            100%
        Tata AIG Life Insurance Company Ltd.                                                 India             26%
    Nan Shan Life Insurance Company, Ltd.                                                   Taiwan             95%
American International Underwriters Corporation                                           New York            100%
American International Underwriters Overseas, Ltd.                                         Bermuda            100%
    AIG Europe (Ireland) Ltd.                                                              Ireland            100%
    AIG Europe (U.K.) Limited                                                              England            100%
    AIG Interamericana Compania de Seguros Gerais (Brazil)                                  Brazil            50%

                                                                                                                   % of Voting
                                                                                                                    Securities
                                                                                                                  Owned by its
                                                                                               Jurisdiction of       Immediate
Name of Corporation (1)                                                                          Incorporation          Parent(2)
------------------------------------------------------------------------------------------------------------------------------
        Universal Insurance Co., Ltd.                                                                 Thailand            100%
        La Seguridad de Centroamerica, Compania de Seguros, Sociedad Anonima                         Guatemala            100%
        American International Insurance Company of Puerto Rico                                    Puerto Rico            100%
        La Interamerica Compania de Seguros Generales S.A.                                            Colombia            100%
        American International Underwriters G.m.b.H                                                    Germany            100%
        Underwriters Adjustment Company, Inc.                                                           Panama            100%
    American Life Insurance Company                                                                   Delaware            100%
        AIG Life (Bulgaria) Z.D. A.D.                                                                 Bulgaria            100%
        AIG Participacoes do Brasil, S.A.                                                               Brazil            100%
        ALICO, S.A.                                                                                     France             89%
        American Life Insurance Company (Kenya) Limited                                                  Kenya            100%
        Pharaonic American Life Insurance Company                                                        Egypt           71.6%
    American Security Life Insurance Company, Ltd.                                                 Switzerland           99.8%
    American Security Life Insurance Company                                                      Lichtenstein            100%
    Birmingham Fire Insurance Company of Pennsylvania                                             Pennsylvania            100%
    China America Insurance Company, Ltd.                                                             Delaware             50%
    Commerce and Industry Insurance Company                                                           New York            100%
    Commerce and Industry Insurance Company of Canada                                                  Ontario            100%
    Delaware American Life Insurance Company                                                          Delaware            100%
    Hawaii Insurance Consultants, Ltd.                                                                  Hawaii            100%
    HSB Group, Inc.                                                                                   Delaware            100%
        The Hartford Steam Boiler Inspection and Insurance Company                                 Connecticut            100%
           Allen Insurance Company Ltd. (Bermuda)                                                      Bermuda            100%
           The Hartford Steam Boiler Inspection and Insurance Company of Connecticut               Connecticut            100%
           The Hartford Steam Boiler Inspection and Insurance Company of Texas                           Texas            100%
           HSB Engineering Insurance Limited                                                           England            100%
               The Boiler Inspection and Insurance Company of Canada                                    Canada            100%
    The Insurance Company of the State of Pennsylvania                                            Pennsylvania            100%
    Landmark Insurance Company                                                                      California            100%
    Mt. Mansfield Company, Inc.                                                                        Vermont            100%
    National Union Fire Insurance Company of Pittsburgh, Pa.                                      Pennsylvania            100%
        American International Specialty Lines Insurance Company                                        Alaska             70%(12)
        International Lease Finance Corporation                                                     California            100%
        Lexington Insurance Company                                                                   Delaware             70%(12)
           JI Accident & Fire Insurance Co. Ltd.                                                         Japan             50%
        National Union Fire Insurance Company of Louisiana                                           Louisiana            100%
        21st Century Insurance Group                                                                California          33.07%(13)
           21st Century Insurance Company                                                           California            100%
           21st Century Casualty Company                                                            California            100%
        Starr Excess Liability Insurance Company, Ltd.                                                Delaware            100%
           Starr Excess Liability Insurance International Limited                                      Ireland            100%
    NHIG Holding Corp.                                                                                Delaware            100%
        Audubon Insurance Company                                                                    Louisiana            100%
           Audubon Indemnity Company                                                               Mississippi            100%
           Agency Management Corporation                                                             Louisiana            100%
               The Gulf Agency, Inc.                                                                   Alabama            100%
        New Hampshire Insurance Company                                                           Pennsylvania            100%
           AIG Europe, S.A.                                                                             France            (14)
           A.I. Network Corporation                                                              New Hampshire            100%
           American International Pacific Insurance Company                                           Colorado            100%
           American International South Insurance Company                                         Pennsylvania            100%
           Granite State Insurance Company                                                        Pennsylvania            100%
           New Hampshire Indemnity Company, Inc.                                                  Pennsylvania            100%

                                                                                                                   % of Voting
                                                                                                                    Securities
                                                                                                                  Owned by its
                                                                                               Jurisdiction of       Immediate
Name of Corporation (1)                                                                          Incorporation          Parent(2)
------------------------------------------------------------------------------------------------------------------------------
           AIG National Insurance Company, Inc.                                                        New York            100%
           Illinois National Insurance Co.                                                             Illinois            100%
           New Hampshire Insurance Services, Inc.                                                 New Hampshire            100%
    Pharaonic Insurance Company, S.A.E.                                                                   Egypt             90%
    The Philippine American Life and General Insurance Company                                      Philippines             99%
        Pacific Union Assurance Company                                                              California            100%
        The Philippine American General Insurance Company, Inc.                                     Philippines            100%
           Philam Insurance Company, Inc.                                                           Philippines            100%
    Risk Specialist Companies, Inc.                                                                    Delaware            100%
    SunAmerica Inc.                                                                                    Delaware            100%
        SunAmerica Investments, Inc.                                                                    Georgia            100%
           SunAmerica Financial Network, Inc.                                                          Maryland            100%
               Advantage Capital Corp.                                                                 New York            100%
               FSC Securities, Inc.                                                                    Delaware            100%
               Sentra Securities Corp.                                                               California            100%
               Spelman & Co., Inc.                                                                   California            100%
               SunAmerica Securities, Inc.                                                             Delaware            100%
        SunAmerica Life Insurance Company                                                               Arizona            100%
           First SunAmerica Life Insurance Company                                                     New York            100%
           AIG SunAmerica Life Insurance Company                                                        Arizona            100%(15)
               Royal Alliance Associates, Inc.                                                         Delaware            100%
               SunAmerica Asset Management Corp.                                                       Delaware            100%
               SunAmerica Capital Services, Inc.                                                       Delaware            100%
    21st Century Insurance Company of Arizona                                                           Arizona             51%(16)
    United Guaranty Corporation                                                                  North Carolina          36.31%(17)
        United Guaranty Insurance Company                                                        North Carolina            100%
        United Guaranty Mortgage Insurance Company                                               North Carolina            100%
        United Guaranty Mortgage Insurance Company of North Carolina                             North Carolina            100%
        United Guaranty Residential Insurance Company of North Carolina                          North Carolina            100%
        United Guaranty Residential Insurance Company                                            North Carolina             75%(18)
           United Guaranty Commercial Insurance Company of North Carolina                        North Carolina            100%
           United Guaranty Mortgage Indemnity Company                                            North Carolina            100%
           United Guaranty Credit Insurance Company                                              North Carolina            100%
        United Guaranty Services, Inc.                                                           North Carolina            100%
-------------------------------------------------------------------------------------------------------------------------------

 (1) All subsidiaries listed are consolidated in the accompany- ing financial statements. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.
 (2)  Percentages include directors' qualifying shares.
 (3) The common stock is owned approximetely 12.0 percent by SICO, 1.8 percent by Starr and 2.3 percent by The Starr Foundation.
 (4)  Indirect wholly-owned subsidiary.
 (5)  Also owned 10 percent by AIG Matched Funding Corp.
 (6)  Also owned 21.1 percent by Commerce & Industry Insurance Company.
 (7) Also owned 8 percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union, and 8 percent by Birmingham.
 (8) Also owned 48.15 percent by American General Life and Accident Insurance Company.
 (9)  Also owned by 11 other AIG subsidiaries.
(10)  Also owned 26.19 percent by AIG.
(11)  Also owned 22.48 percent by American Home.
(12) Also owned 20 percent by The Insurance Company of the State of Pennsylvania and 10 percent by Birmingham.
(13) Also owned 16.87 percent by American Home, 6.34 percent by Commerce & Industry Insurance Company and 6.34 per- cent by New Hampshire.
(14)  100 percent to be held with other AIG companies.
(15)  Doing business as Anchor National Life Insurance Company
(16)  Also owned 49 percent by 21st Century Insurance Group.
(17) Also owned 45.88 percent by National Union, 16.95 per- cent by New Hampshire and 0.86 percent by The Insurance Company of the State of Pennsylvania.
(18) Also owned 25 percent by United Guaranty Residential Insurance Company of North Carolina.